Fees Summary	Mar. 17, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 612.40
Total Fee Amount	633.21
Total Transaction Valuation	4,150,665.00
Total Offset Amount	0.00
Net Fee	$ 20.81